ORGANIZATION AND PRINCIPAL ACTIVITIES - Additional Information (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Short-term debt	$ 15,257	$ 16,630
Consolidated VIEs
Percentage of net revenue contributed by VIE	99.00%	99.40%	99.30%
Percentage of consolidated total assets contributed by VIE	90.30%	93.40%
Percentage of consolidated total liabilities contributed by VIE	82.70%	78.20%
Consolidated VIEs | WFOE
Short-term debt	$ 13,116	$ 14,630